UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddlers Green Circle Greenwood Village, CO		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 863-7414

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On December 15, 2011 Newmont Mining Corporation (“Newmont” or the “Company”) consummated the previously announced reorganization of certain of its subsidiaries pursuant to a Plan of Arrangement (the “Plan of Arrangement”) in accordance with the terms and conditions of an Arrangement Agreement, dated October 31, 2011, among the Company and its affiliates party thereto. Pursuant to the Plan of Arrangement, holders of exchangeable shares (the “Existing Exchangeable Shares”) of Newmont Canada FN Holdings Limited, a wholly owned subsidiary of Newmont formerly known as Newmont Mining Corporation of Canada Limited (“Old NMCCL”) received, at their election, for each Existing Exchangeable Share, either one exchangeable share (the “New Exchangeable Shares”) of Newmont Mining Corporation of Canada Limited, a wholly owned subsidiary of Newmont formerly known as Newmont NE Holdings Limited (“New NMCCL”) or one share of Newmont common stock.

The New Exchangeable Shares entitle holders to substantively identical rights as the Existing Exchangeable Shares. In connection with the consummation of the Plan of Arrangement, the Company entered into (i) a Support Agreement, dated as of December 15, 2011 (the “Support Agreement”), among the Company, New NMCCL, and Newmont Holdings ULC, a wholly owned subsidiary of the Company. Pursuant to the Support Agreement and the terms of the New Exchangeable Shares, holders of New Exchangeable Shares will generally have the right to receive dividends and distributions economically equivalent to those rights of holders of shares of Newmont common stock, and have the right to exchange the New Exchangeable Shares for shares of Newmont common stock on a one-for-one basis. The New Exchangeable Shares may be redeemed by Newmont or certain of its affiliates in exchange for shares of Newmont common stock if, among other circumstances, there are fewer than 1,000,000 New Exchangeable Shares outstanding at any time (other than New Exchangeable Shares held by Newmont and its affiliates).

The Company also entered into a Voting and Exchange Trust Agreement (the “Trust Agreement”), dated as of December 15, 2011, among the Company, New NMCCL and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the “Trustee”). Pursuant to the Trust Agreement and the terms of the New Special Voting Stock (as defined below), holders of New Exchangeable Shares (other than Newmont and its affiliates) will be entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the New Special Voting Stock on all matters that may properly come before the holders of shares of Newmont common stock at a meeting of Newmont’s stockholders. The New Special Voting Stock has a number of votes, which may be cast by the Trustee at any meeting at which holders of Newmont common stock are entitled to vote, equal to the lesser of the number of outstanding New Exchangeable Shares (other than shares held by Newmont and its affiliates) and 10% of the total number of votes attached to the shares of Newmont common stock then outstanding.

On December 13, 2011, in anticipation of the consummation of the Plan of Arrangement, Newmont filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware with respect to a series of preferred stock of Newmont designated as the “New Special Voting Stock” (the “New Special Voting Stock”).  The New Special Voting Stock consists of one share and has rights, privileges, restrictions and conditions substantively identical to Newmont’s existing special voting stock (the “Special Voting Stock”), as more fully described in the Certificate of Designations. Upon consummation of the Plan of Arrangement on December 15, 2011, Newmont’s existing Special Voting Stock was automatically redeemed by Newmont in accordance with its terms and Newmont issued one share of New Special Voting Stock to the Trustee.  On December 19, 2011, Newmont filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate all references in the Company's Certificate of Incorporation to the Special Voting Stock.

The New Special Voting Stock will not be entitled to dividends, although pursuant to the Support Agreement, Newmont will be required to deliver economically equivalent dividends to holders of New Exchangeable Shares (as described above). In the event of liquidation, dissolution or winding up of Newmont, the New Special Voting Stock will be entitled to receive $0.001 from the assets of Newmont available for distribution to its stockholders. The holder of the New Special Voting Stock will generally be entitled to vote, on behalf of and to the extent voting instructions are received from the holders of New Exchangeable Shares, on all matters submitted to a vote of the holders of Newmont common stock, voting together with the holders of Newmont common stock as a single class. On any such matter, the holder of the New Special Voting Stock will be entitled to cast a number of votes equal to the lesser of (i) the number of then outstanding New Exchangeable Shares (other than those owned by Newmont and its affiliates) and (ii) 10% of the votes attached to all outstanding shares of Newmont common stock, provided that the holder of the New Special Voting Stock has received voting instructions from the holders of such New Exchangeable Shares.

The New Special Voting Stock will not be subject to redemption, except that at such time as no New Exchangeable Shares (other than those owned by Newmont and its affiliates) are outstanding, the New Special Voting Stock will be automatically redeemed by Newmont.

The foregoing descriptions of the terms of the New Exchangeable Shares, the New Special Voting Stock, the Support Agreement and the Trust Agreement are qualified in their entirety by reference to the Provisions of the New Exchangeable Shares, the Certificate of Designations, the form of Support Agreement and the form of Trust Agreement, which are filed as Exhibits 2.2, 3.3, 99.1 and 99.2, respectively, to the Company’s Registration Statement on Form S-3, which was filed with the Securities and Exchange Commission (the “Commission”) on December 14, 2011 and incorporated herein by reference.  A copy of the Certificate of Elimination is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Plan of Arrangement and the Exchangeable Shares Provisions, incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

3.1
Certificate of Designations of the New Special Preferred Stock, incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

3.2	Certificate of Elimination of the Special Voting Stock.

99.1	Form of Voting and Exchange Trust Agreement, incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

99.2	Form of Support Agreement, incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION
Date: December 19, 2011	BY:	/s/ Stephen P. Gottesfeld
		Name:	Stephen P. Gottesfeld
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1
Plan of Arrangement and the Exchangeable Shares Provisions, incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

3.1
Certificate of Designations of the New Special Preferred Stock, incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

3.2	Certificate of Elimination of the Special Voting Stock.

99.1	Form of Voting and Exchange Trust Agreement, incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.

99.2	Form of Support Agreement, incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-3, filed with the Commission on December 14, 2011.